                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 2, 2009

              DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II

           (Exact name of Registrant as specified in its charter)

New York	2-85829	13-3202289
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation or	File Number	Identification Number)
Organization)

                               55 Beattie Place

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Drexel Burnham Lambert Real Estate Associates II, a New York limited partnership (the “Registrant”), owns Presidential House Apartments (“Presidential House”), a 203-unit apartment complex located in North Miami Beach, Florida.   As previously disclosed, on March 25, 2009, the Registrant entered into a Purchase and Sale Contract (the “Purchase Agreement”) with a third party, Advenir, Inc., a Florida corporation (the “Purchaser”), to sell Presidential House to the Purchaser for a total sales price of $12,800,000.

As previously disclosed, on April 24, 2009, the Registrant and the Purchaser entered into a First Amendment to the Purchase and Sale Contract pursuant to which the feasibility period, loan assumption approval period and the closing date were all extended and a groundwater sampling clause was added to the sales contract.

As previously disclosed, on May 8, 2009, the Registrant and the Purchaser entered into a Second Amendment to the Purchase and Sale Contract pursuant to which the feasibility period was extended from May 8, 2009 to May 13, 2009.

As previously disclosed, on May 15, 2009, the Registrant and the Purchaser entered into a Third Amendment to the Purchase and Sale Contract pursuant to which the purchase price was reduced to a total sales price of $12,585,000, the closing date was extended to June 30, 2009 and the loan assumption approval period was extended to June 3, 2009.

As previously disclosed, on June 25, 2009, the Registrant and the Purchaser entered into a Fourth Amendment to the Purchase and Sale Contract pursuant to which the closing date was further extended from June 30, 2009 to July 15, 2009 and the loan assumption approval period was further extended from June 3, 2009 to July 2, 2009.

On July 2, 2009, the Registrant and the Purchaser entered into a Fifth Amendment to the Purchase and Sale Contract (the “Fifth Amendment”) pursuant to which the Purchaser’s right to terminate the Agreement for denial by the Lender of the Loan Assumption and Release was permanently waived.  In addition, as a condition to the Lender approving the Loan Assumption and Release, the Lender has required that the Purchaser deliver a full-recourse guaranty in the amount of 10% of the outstanding principal balance of the Loan at the time of closing (the “Recourse Guaranty Condition”).  If the Lender does not waive the Recourse Guaranty Condition prior to closing, the Registrant agreed to provide the Purchaser with a credit against the Purchase Price at the time of closing in the amount of $150,000.  If the Lender waives the Recourse Guaranty Condition, the Purchaser agreed to close for the full purchase price.

This summary of the terms and conditions of the Fifth Amendment is qualified in its entirety by reference to the Fifth Amendment, a copy of which is attached hereto as an exhibit.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibit

10.20       Fifth Amendment to Purchase and Sale Contract between Drexel Burnham Lambert Real Estate Associates II, a New York limited partnership, and Advenir, Inc., a Florida corporation, dated July 2, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II

By:   DBL Properties Corporation

Its General Partner

By:   /s/Steven D. Cordes

Steven D. Cordes

Senior Vice President

Date: July 8, 2009